Exhibit 99.1

Publix

Inland Retail Real Estate Trust, Inc.

THE HOME DEPOT

WAL*MART

INLAND
Retail Real Estate Trust, Inc.

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273 Properties - 33.3 Million Square Feet

Current as of 6/30/04

INLAND Retail Real Estate Trust, Inc.
9
11/11/2004

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Inland Retail Distribution

$0.83
$0.83
$0.82
$0.80
$0.78
$0.76
$0.74
$0.72
$0.70
$0.68
Jun-99
Jul-99
Nov-99
Apr-00
Aug-00
Oct-00
Dec-00
Sept-01
Apr-02
Aug-02

Based on actual distributions of the REIT

10
11/11/2004

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Marshalls

Inland Retail Timeline*

- **Sept-98** – Inland Retail Formed
- **Feb-99** – Commence IPO of 50 million shares
- **May-99** – Acquire first retail property
- **Feb-01** – Commence first follow-on offering of 50 million shares
- **Jun-02** – Commence second follow-on offering of 150 million shares
- **May-03** – Second follow-on offering closes to new investments; $2.1 billion raised in 3 offerings
- **Sept- 04** – Signs agreement to merge property managers and advisor into REIT
- **Dec- 04** – Stockholder meeting; anticipated closing of merger

*Current as of 6/30/04

INLAND Retail Real Estate Trust, Inc.
11
11/11/2004

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Inland Real Estate Corporation

Distribution Rate Chart
$0.95
$0.90
$0.85
$0.80
$0.75
$0.70
$0.50
$0.45
$0.40
$0.94
Dec-94
Jan-95
Apr-95
Jul-95
Oct-96
Mar-97
Aug-97
Jun-98
Jun-99
Nov-00
Jun-01
Feb-02

$15.00
$14.50
$14.00
$13.50
$13.00
$12.50
$12.00
$11.50
$11.70
$13.07
$14.80
$14.65
$15.04
NYSE Listing - June 2004
Share Price Chart
Jun-04
July-04
Aug-04
Sept-04
Oct-04

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Inland Real Estate Corporation Timeline*

Date	Event
May-94	Form externally advised REIT
Dec-94	Commence IPO of 5 million shares
Jan-95	Acquire first property
July-96	Commence first follow-on offering 10 million shares
Jul-97	Commence second follow-on offering of 20 million shares
Apr-98	Commence third follow-on offering of 25 million shares
Apr-98	Close to new investment December 1998; $687 million raised in four offerings
Jul-00	Merge advisors and property management company into REIT to create self-administered REIT
Jun-04	List on the New York Stock Exchange (IRC)

INLAND HAS EXECUTED ON ITS STRATEGY

*Current as of 6/30/04

18
11/11/2004

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Inland Retail Real Estate Trust, Inc.

Proposed Merger of Property
Managers and Business
Manager/Advisor into REIT

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Legal Disclaimers

Past performance is not indicative of future results. Inland Retail Real Estate Trust, Inc. can give no assurance that it will be able to pay or maintain distributions, or that distributions will increase over time. There are many factors which can affect distributions to stockholders. Distributions will be based principally on cash available from our properties, real estate securities, and other investments. Please consult the prospectus for a complete discussion of risk factors which can affect distributions to stockholders.

The companies depicted may have proprietary interests in their trade names and trademarks. Nothing herein shall be considered to be an endorsement, authorization or approval of Inland Retail Real Estate Trust, Inc. by the aforementioned companies. Further, none of the aforementioned companies are affiliated with Inland Retail Real Estate Trust, Inc. in any manner, other than being a tenant in properties owned by Inland Retail Real Estate Trust, Inc.

Inland Real Estate Corporation is not affiliated with Inland Real Estate Investment Corporation or a part of The Inland Real Estate Group of Companies, Inc. Inland Real Estate Corporation has not reviewed, commented upon or offered any opinion concerning the information contained in this communication.

11/11/2004

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The proposed merger between Inland Retail Real Estate Trust, Inc. and the business manager/advisor and property managers will be submitted to Inland Retail’s stockholders for their consideration, and on October 29, 2004, Inland Retail filed with the SEC its definitive proxy statement and other relevant documents concerning the proposed transaction. Stockholders are urged to read the definitive proxy statement regarding the proposed transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You can obtain a free copy of the proxy statement, as well as other filings containing information about Inland Retail, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Inland Retail Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, Attn:  Roberta Matlin, (630) 218-8000.

Inland Retail, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Inland Retail in connection with the merger. Information about the directors and executive officers of Inland Retail and their ownership of common stock is set forth in the definitive proxy statement, dated October 29, 2004, for the annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive proxy statement regarding the proposed transaction. You may obtain free copies of these documents as described above.

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Merger Benefits

•	Creates self-administered management structure

	•	Preferred structure for traded REITs
	•	Provides opportunity for future national stock exchange listing of shares

•

Transforms business manager/advisor and property management fees that are based on asset size to fixed costs, enabling us to take advantage of economies of scale as number of properties in the portfolio increases

•	Accretive to stockholders

•

FFO is projected to increase each year by up to $0.06 per weighted average share (from $.93 to $.99 per share in 2005). This is based on our five-year projection and assumes the merger is completed on or before December 31, 2004.

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•	We anticipate having approximately $19,000,000 more in net cash each year as a result of the merger and the issuance of the related shares.

•	Retains right of first refusal on properties from Inland affiliates thus providing proprietary deal flow

•	Secures full-time services of key managers and more than 140 employees instrumental in the growth of Inland Retail

•	Non-cash transaction – stock only

•	No tax consequences for the REIT or its stockholders – tax opinion provided by Duane Morris LLP, outside counsel

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Procedural Safeguards of Merger

•	Special Committee composed entirely of independent directors was formed

•	Special Committee hired Latham & Watkins, a national law firm, which is independent of Inland and Inland Retail, to advise it

•	Special Committee hired Mesirow Financial, a national investment bank, which is independent of Inland and Inland Retail, to advise it

•	Special Committee, Latham and Mesirow structured and negotiated terms of merger

•	Mesirow issued an opinion that the consideration being paid is fair, from a financial point of view, to Inland Retail’s stockholders, other than Inland

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Inland Retail Highlights*

• Nation’s 5th largest shopping center REIT

• Owns 273 properties in 25 states

• Dominant presence in Florida, Georgia and the Carolinas

• Increased distributions nine times since 1999

• Currently pays $.83 per share (an 8.3% annualized yield)

*Statistics as of 6/30/04

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Inland Retail:

5th Largest Shopping Center REIT*

REIT Name		Leasing Space	Asset
(Stock Symbol)	# Shopping Centers	(Square Feet)	Value

KIMCO (KIM)	699	102.0 Million	$4.3 Billion
Developers Diversified (DDR)	460	102.0 Million	$5.4 Billion
New Plan Excel (NXL)	375	54.6 Million	$3.7 Billion
Weingarten Realty (WRI)	278	45.6 Million	$3.3 Billion
Inland Retail	273	33.3 Million	$4.3 Billion
Heritage Property (HTG)	163	32.8 Million	$2.3 Billion
Regency Centers Corp (REG)	260	30.0 Million	$3.1 Billion
Pan Pacific (PAN)	132	21.9 Million	$1.9 Billion
Equity One (EQY)	189	19.9 Million	$1.9 Billion
Inland Western	75	13.9 Million	$2.3 Billion
Ramco-Gershenson(RPT)	65	13.7 Million	$0.9 Billion
Kramont Realty (KRT)	91	12.2 Million	$0.8 Billion
Inland Real Estate Corp (IRC)	138	12.1 Million	$1.3 Billion

Source: Compiled from information in June 30, 2004 10-Q filings for these companies

*Ranked by square footage

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273 Properties -33.3 Million Square Feet

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Current as of 6/30/04

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Inland Retail Distribution

Distribution rate has increased nine times from $0.70 to $0.83 per share

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Based on actual distributions of the REIT

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Inland Retail Timeline*

Second follow-
on offering
closes to new
			Commence		investments;		Stockholder
			first follow-		$2.1 billion		meeting;
	Commence		on offering		raised in 3		anticipated
	IPO of 50		of 50		offerings		closing of
	million		million	Commence		Signs	merger
	shares		shares	second		agreement to
		Acquire		follow-on		merge property
Inland		first		offering of		managers and
Retail		retail		150 million		advisor into
Formed		property		shares		REIT

Sept-98	Feb-99	May-99	Feb-01	Jun-02	May-03	Sept- 04	Dec- 04

1999 - Acquires 9 properties
2000 - Grows portfolio to 12 properties
2001 - Grows portfolio to 39 properties
2002 - Grows portfolio to 106 properties
2003 - Grows portfolio to 258 properties
2004 - Grows portfolio to 273 properties

*Current as of 6/30/04

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Merger Terms

Issue 19,700,000 shares of common stock (valued at $10 per share):

Shares	The Property Managers
2,326,213	Inland Southeast Property Management Corp.
(Manages 68 properties)

3,605,032	Inland Southern Management Corp.
(Manages 94 properties)

5,068,755	Inland Mid-Atlantic Management Corp.
(Manages 137 properties)

Shares	The Business Manager/Advisor
8,700,000	Inland Retail Real Estate Advisory Services, Inc.

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•	At no cost, Inland Retail receives 99 year license to Inland name and logo

•	At no cost, Inland Retail receives 5 year consulting agreement with principals of Inland

•	Inland Retail will continue to receive proprietary deal flow from Inland

•	Inland Retail will receive more than 140 employees who have been managing its business

•	Inland Retail will continue to receive additional professional services from Inland at its cost

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Merger Valuation

The Board of Directors formed a special committee consisting solely of independent directors, which in turn hired Mesirow Financial, Inc. to evaluate fairness of merger consideration.

Range of Values of Acquired Entities*

	Comparable	Comparable	Discounted	Prospectus
$ in millions	Transactions	Companies	Cash flow	Formula
Low	$108	$196	$276	$211
Median	$167	$293	$400	$249
High	$299	$345	$505	$252

Valuation Measures:

Comparable transactions analysis – Analyze “like kind” M&A transactions by other externally advised REITs that have acquired third party property managers and business advisors into their structure.

Comparable companies analysis – Analyze the market value of comparable public companies that act as property managers, advisors and asset managers. Discount this amount by a “lack of liquidity” that recognizes the lower value typically assigned to privately-held companies.

Discounted cash flow analysis – Estimate the present value of future cash flows and discount by each entity’s cost of capital.

Prospectus formula – Specified price formula included in the prospectus and the service agreements, assuming the REIT exercises its option to purchase the Property Managers and Business Manager/Advisor

*as determined by Mesirow analysis

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Board Composition – Post Merger

Board Members	Background

Robert D. Parks*	Chairman, one of four Inland original principals

Barry L. Lazarus	President, Chief Executive Officer & Chief Financial Officer of Inland Retail

Daniel K. Deighan	President, Florida Properties Consultants Group

Brenda G. Gujral*	President & Chief Operating Officer, Inland Real Estate Investment Corporation

Richard Imperiale	President and founder, Uniplan Companies

Kenneth E. Masick	Partner, Accounting firm of Wolfe & Company LLP

Michael S. Rosenthal	Partner, Law firm of Wagner, Johnston & Rosenthal PC

*Director affiliated with The Inland Group

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Inland’s Business Model

•	Form externally-advised and managed REIT

•	Raise capital through public offerings

•	Use proceeds to acquire properties for the portfolio

•	Use cash flow generated from properties to make distributions to stockholders, increasing over time as the portfolio grows

•	Merge business manager/advisor and property management companies into the REIT to create self-administered REIT

•	Provide liquidity for stockholders through national stock exchange listing, merger or sale of assets

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Inland Real Estate Corporation

Distribution rate has increased eleven times from $0.50 to $0.94 per share

Distribution Rate Chart

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NYSE Listing - June 2004

Share Price Chart

Inland Real Estate Corporation Timeline*

	Commence IPO of 5 million shares		Commence first follow-on offering 10 million shares		Commence third follow-on offering of 25 million shares	Close to new	Merge advisors and property management company into REIT to create self- administered REIT
Form externally advised REIT		Acquire first property		Commence second follow-on offering of 20 million shares		investment December 1998; $687 million raised in four offerings		List on the New York Stock Exchange (IRC)

May-94	Dec-94	Jan-95	July-96	Jul-97	Apr-98	Apr-98	Jul-00	Jun-04

1995 - Grows portfolio to 6 properties
1997 - Grows portfolio to 44 properties
1998 - Grows portfolio to 79 properties
1999 - Grows portfolio to 115 properties
2000 - Grows portfolio to 120 properties	INLAND HAS EXECUTED ON ITS STRATEGY
2002 - Grows portfolio to 134 properties
2003 - Grows portfolio to 137 properties
2004 - Grows portfolio to 138 properties

*Current as of 6/30/04